Shareholder's Equity	6 Months Ended
Jun. 30, 2020
Text Block [Abstract]
Shareholder's Equity
    SHAREHOLDER’S EQUITY

a)    Issued Capital

As of June 30, 2020, the Company's share capital is R$ 6,917,037, comprised of 1,251,239,759 outstanding nominal common shares, with no nominal value.

The changes in Issued capital is as follows:

Date	Description	Number of shares	Value in R$
December 31, 2019	Initial share capital	865,659,942	1,485,436,464
January 03, 2020	Capital increase	321,830,266	3,397,745,864
March 15, 2020	Issue of new stock for stock option plans and restricted stock	780,808	21,936,005
May 05, 2020 to June 30, 2020	Issue of new stock for stock option plans and restricted stock	621,653	16,811,439
June 01, 2020 to June 30, 2020	Capital increase	62,347,090	1,995,106,880
June 30, 2020	Total shares capital subscribed and paid-up	1,251,239,759	6,917,036,652

On January 3, 2020, 321,830,266 common shares were issued at an average price of R$ 32.24 totaling R$ 3,397,746. On June 30, 62,347,090 common shares were issued at an average price of R$32.00 totaling R $ 1,995,107.

After the movements described, on June 30, 2020, the Company's share capital increased to R$ 6,917,037, comprising by 1,251,392,669 registered common shares, with no par value.

At the Extraordinary General Meeting held on September 17, 2019, the capital increase of Natura Cosméticos S.A. by R$ 1,242,165 was unanimously approved, increasing it from R $ 468,973 to R $ 1,711,138, with a bonus in shares, through the capitalization of part of the balance of the profit reserve account, pursuant to Article 169 of the Brazilian Corporation Law, with the issue 432,571,228 (four hundred and thirty-two million, five hundred and seventy-one thousand, two hundred and twenty and eight) registered common shares, with no par value, distributed to the Company's shareholders, as a bonus, in the ratio of 1 (one) new share for each 1 (one) common share already held by them. Thus, the number of shares increased from 432,571,228 to 865,142,456, common shares, nominative and with no nominal value. As a result, the change in the ratio of common shares of Natura Cosméticos changed the comparative information on earnings per share and share-based payments (note 30.2) in this Company's interim financial information.

b)    Treasury shares

On June 30, 202019, item “Treasury shares” is as follows:

	Number of shares	R$ (in thousands)	Average price per share - R$
Balance on December 31, 2019	-	-	-
Used	(740,697)	(40,981)	55.33
Acquisition	1,114,460	54,936	49.29
Balance on June 30, 2020	373,763	13,955	37.34

The minimum and maximum treasury share balance on June 30, 2020 is R$ 29.75 and R$ 49.71, respectively.

c)     Capital reserve

As a result of the acquisition of Avon, Natura &Co issued shares for the total subscription price of R$ 13,274,894 (See Note 4).Of this total, the amount of R$ 3,397,746 was allocated to the capital stock account and the remaining of R$ 9,877,148 was allocated to the Company's capital reserve. This share merger was approved at a meeting of the Board of Directors on January 3, 2020.

The capital reserve also decreased due to the allocation of the special reserve to the profit reserve (R$ 147,592), an increase of R$ 26,679, due to the effects of IAS 29 - Financial Reporting in Hyperinflationary Economies and decrease of R$ 22,063 regarding the movement of stock option and restricted stock plans.

The capital reserve amounts to R$ 11,037,162 as of June 30, 2020 (R$ 1,302,990 as of December 31, 2019).

d)    Profit reserve

On June 30, 2020, the profit reserve increased R$ 151,384 due to: (i) the effects of IAS 29 - Financial Reporting in Hyperinflationary Economies applied to the balances up to June 30, 2020 and (ii) R$ 147,592 regarding the reclassification arising from the special reserve.